Exhibit 10.12
FIRST AMENDMENT TO LOAN AGREEMENT, NOTE SPLITTER AND LOAN MODIFICATION AGREEMENT

    THIS FIRST AMENDMENT TO LOAN AGREEMENT, NOTE SPLITTER AND LOAN MODIFICATION AGREEMENT (this “Agreement”), dated as of October 28, 2015, made by and between the Borrowers listed on Schedule I, each having an address at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022 (together with each of their permitted successor and assigns, collectively, “Borrowers” and each a “Borrower”), LADDER CAPITAL FINANCE III LLC - SERIES 97 – TRS – EQUITY INNS PORTFOLIO, a segregated series of Ladder Capital Finance III LLC, a Delaware limited liability company, having an address at 345 Park Avenue, 8th Floor, New York, New York 10154 (“Ladder”), and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, New York, New York 10005 (“GACC”; together with Ladder and each of their respective successors and assigns, individually or collectively as the context may require, “Lender”).
WITNESSETH:
WHEREAS, Borrowers, Ladder Capital Finance LLC (predecessor-in-interest to Ladder), and GACC entered into that certain Loan Agreement dated as of October 6, 2015 (as amended and as hereafter may be further amended, supplemented or modified, collectively, the “Loan Agreement”), pursuant to which the lenders named therein made a mortgage loan (the “Loan”) to Borrowers in the aggregate principal amount of $232,000,000;
WHEREAS, the Loan is evidenced by that (i) certain Promissory Note A-1 in the original principal amount of $60,000,000, dated as of October 6, 2015, made by Borrowers to Ladder Capital Finance LLC (“Note A-1”), (ii) certain Promissory Note A-2 in the original principal amount of $39,600,000, dated as of October 6, 2015, made by Borrowers to Ladder Capital Finance LLC (“Note A-2”), (iii) certain Promissory Note A-3 in the original principal amount of $39,600,000, dated as of October 6, 2015, made by Borrowers to Ladder Capital Finance LLC (“Note A-3”), (iv) certain Promissory Note A-4 in the original principal amount of $40,000,000, dated as of October 6, 2015, made by Borrowers to GACC (“Note A-4”), (v) certain Promissory Note A-5 in the original principal amount of $26,400,000, dated as of October 6, 2015, made by Borrowers to GACC (“Note A-5”), and (vi) certain Promissory Note A-6 in the original principal amount of $26,400,000, dated as of October 6, 2015, made by Borrowers to GACC (“Note A-6”).
WHEREAS, Ladder Capital Finance LLC assigned Note A-1, Note A-2 and Note A-3, together with its interest in the Loan to Ladder;
WHEREAS, pursuant to the Loan Agreement, Borrowers have requested Lender’s consent to permit a future amendment to the Pool II Holdco Operating Agreement pursuant to that certain Second Amendment to Amended and Restated Limited Liability Company Agreement of Pool II Holdco, between W2007 Equity Inns Trust, W2007 Equity Inns Partnership, L.P. (W2007 Equity Inns Trust and W2007 Equity Inns Partnership, L.P., together with their respective permitted successors and assigns, are hereby referred to collectively as the “Preferred Equity Investor”), American Realty Capital Hospitality Portfolio Member, LP, and William G. Popeo, in substantially the same form attached hereto as Exhibit A (the “Pool II Holdco Operating Agreement Amendment”);
WHEREAS, pursuant to the Loan Agreement, Borrowers have requested Lender’s consent to permit a future amendment to the Pool I Holdco Operating Agreement pursuant to that certain First Amendment to Amended and Restated Limited Liability Company Agreement of Pool I Holdco, between American Realty Capital Hospitality Portfolio Member, LP, W2007 Equity Inns Senior Mezz, LLC, and William G. Popeo, in substantially the same form attached hereto as Exhibit B (the “Pool I Holdco Operating Agreement Amendment”);
WHEREAS, certain Affiliates of Borrowers are in the process of obtaining all necessary corporate and contractual consents required to enter into the Pool II Holdco Operating Agreement and the Pool I Holdco Operating Agreement, including, but not limited to, the consent of the lender (the “Pool I Servicer Consent”) under that certain Loan Agreement, dated as of April 11, 2014, between W2007 Equity Inns Realty, LLC, W2007 Equity Inns Realty, L.P., and German American Capital Corporation, as amended by that certain First Amendment to Loan Agreement, dated as of June 18, 2014, and assigned and further amended by that certain Assumption and Release Agreement, dated as of February 27, 2015;
WHEREAS, Lender has conditioned its approval of the Pool II Holdco Operating Agreement Amendment and the Pool I Holdco Operating Agreement Amendment on the parties entering into this Agreement and Borrowers satisfying certain conditions more particularly set forth herein;
WHEREAS, pursuant to Section 9.3 of the Loan Agreement, Lenders have requested, and Borrower has agreed, that Note A-1, Note A-2, and Note A-4 shall be split in the manner hereinafter set forth;
WHEREAS, Note A-1 shall be split and severed into two (2) promissory notes, (i) a certain Promissory Note A-1-A in favor of Ladder, dated the date hereof, in the stated principal amount of Forty-Eight Million and No/100 Dollars ($48,000,000.00), in the form attached hereto as Exhibit C (“Note A-1-A”), and (ii) a certain Promissory Note A-1-B in favor of Ladder, dated the date hereof, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00), in the form attached hereto as Exhibit D (“Note A-1-B”);
WHEREAS, Note A-2 shall be split and severed into two (2) promissory notes, (i) a certain Promissory Note A-2-A in favor of Ladder, dated the date hereof, in the stated principal amount of Thirty Million and No/100 Dollars ($30,000,000.00), in the form attached hereto as Exhibit E (“Note A-2-A”), and (ii) a certain Promissory Note A-2-B in favor of Ladder, dated the date hereof, in the stated principal amount of Nine Million Six Hundred Thousand and No/100 Dollars ($9,600,000.00), in the form attached hereto as Exhibit F (“Note A-2-B”);
WHEREAS, Note A-4 shall be split and severed into two (2) promissory notes, (i) a certain Promissory Note A-4-A in favor of Ladder, dated the date hereof, in the stated principal amount of Thirty-Two Million and No/100 Dollars ($32,000,000.00), in the form attached hereto as Exhibit G (“Note A-4-A”), and (ii) a certain Promissory Note A-4-B in favor of Ladder, dated the date hereof, in the stated principal amount of Eight Million and No/100 Dollars ($8,000,000.00), in the form attached hereto as Exhibit H (“Note A-4-B”; and together with Note A-1-A, Note A-1-B, Note A-2-A, Note A-2-B, and Note A-4-A, each a “Replacement Note” and collectively, the “Replacement

Notes”), and each of Note A-1-A, Note A-1-B, Note A-2-A, Note A-2-B, Note A-3, Note A-4-A, Note A-4-B, Note A-5 and Note A-6 shall be pari passu with respect to each other;
WHEREAS, Lender and Borrower desire to amend the Loan Agreement and the other Loan Documents in the manner hereinafter set forth to reflect the splitting of Note A-1, Note A-2, and Note A-4 into the Replacement Notes; and
WHEREAS, capitalized terms used in this Agreement and not otherwise defined shall have the meaning set forth in the Loan Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, to amend the Loan Agreement as follows:

1.
Agreement to Split Notes.        Each of Note A-1, Note A-2, and Note A-4 is hereby modified so that such promissory note may be split and severed into two (2) promissory notes and in such manner and in such individual amounts as hereinafter set forth. The Replacement Notes do not create any new indebtedness nor constitute a novation as to Borrower’s obligations under Note A-1, Note A-2, and Note A-4 respectively. Nothing in the Replacement Notes, or this Agreement shall extinguish the Debt or create any new or additional indebtedness

2.	Division of Notes. Each of Note A-1, Note A-2, and Note A-4 is hereby split and severed and modified from and after the date hereof as follows:

(a)
Note A-1 shall be split into two (2) promissory notes as follows: (i) the first being Note A-1-A, dated the date hereof, in the stated principal amount of Forty-Eight Million and No/100 Dollars ($48,000,000.00), in the form attached hereto as Exhibit C, executed and delivered by Borrower to Ladder, and (ii) the second being Note A-1-B, dated the date hereof, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00), in the form attached hereto as Exhibit D, executed and delivered by Borrower to Ladder, each of which Replacement Notes is secured by the lien of the Mortgage. Borrower and Ladder hereby acknowledge and agree that the Note A-1-A and Note A-1-B, taken together, evidence the same indebtedness evidenced by Note A-1 and substitute for Note A-1 without any novation, cancellation, extinguishment, payment or satisfaction thereof. Note A-1 has been replaced and superseded in its entirety by Note A-1-A and Note A-1-B.

(b)
Note A-2 shall be split into two (2) promissory notes as follows: (i) the first being Note A-2-A, dated the date hereof, in the stated principal amount of Thirty Million and No/100 Dollars ($30,000,000.00), in the form attached hereto as Exhibit E, executed and delivered by Borrower to Ladder, and (ii) the second being Note A-2-B, dated the date hereof, in the stated principal amount of Nine Million Six Hundred Thousand and No/100 Dollars ($9,600,000.00), in the form attached hereto as Exhibit F, executed and delivered by Borrower to Ladder, each of which Replacement Notes is secured by the lien of the Mortgage. Borrower and Ladder hereby acknowledge and agree that the Note A-2-A and Note A-2-B, taken together, evidence the same indebtedness evidenced by Note A-2 and substitute for Note A-2 without any novation, cancellation, extinguishment, payment or satisfaction thereof. Note A-2 has been replaced and superseded in its entirety by Note A-2-A and Note A-2-B.

(c)
Note A-4 shall be split into two (2) promissory notes as follows: (i) the first being Note A-4-A, dated the date hereof, in the stated principal amount of Thirty-Two Million and No/100 Dollars ($32,000,000.00), in the form attached hereto as Exhibit G, executed and delivered by Borrower to GACC, and (ii) the second being Note A-4-B, dated the date hereof, in the stated principal amount of Eight Million and No/100 Dollars ($8,000,000.00), in the form attached hereto as Exhibit H, executed and delivered by Borrower to Ladder, each of which Replacement Notes is secured by the lien of the Mortgage. Borrower and Ladder hereby acknowledge and agree that the Note A-4-A and Note A-4-B, taken together, evidence the same indebtedness evidenced by Note A-4 and substitute for Note A-4 without any novation, cancellation, extinguishment, payment or satisfaction thereof. Note A-4 has been replaced and superseded in its entirety by Note A-4-A and Note A-4-B.

3.	Amendments to the Loan Agreement.

(a)	Schedule I of the Loan Agreement is hereby amended by deleting and replacing the following definitions in their entirety:
“Note” shall mean, collectively, Note A-1-A, Note A-1-B, Note A-2-A, Note A-2-B, Note A-3, Note A-4-A, Note A-4-B, Note A-5, and Note A-6.

(b)
Following Lender’s receipt of written evidence of the Pool I Servicer Consent and the final executed copies of the Pool II Holdco Operating Agreement and Pool I Holdco Operating Agreement, Schedule I of the Loan Agreement shall be amended by deleting and replacing the following definitions in their entirety:

“Pool I Holdco Operating Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Pool I Holdco as amended by the Pool I Holdco Operating Agreement Amendment (as it exists on Closing Date and without giving effect to any amendments to the terms thereof made after the Closing Date other than the Pool I Holdco Operating Agreement Amendment).
“Pool II Holdco Operating Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Pool II Holdco, as amended by (i) that certain First Amendment to Amended and Restated Limited Liability Company Agreement of Pool II Holdco and (ii) the Pool II Holdco Operating Agreement Amendment (as it exists on the Closing Date and without giving effect to any further amendments to the terms thereof made after the Closing Date other than the Pool II Holdco Operating Agreement Amendment), together with that certain letter agreement, dated October 6, 2015, from Pool II Holdco and delivered to and consented to by Preferred Equity Investor, regarding consent to enter into the Loan Documents and the First Amendment to Amended and Restated Limited Liability Company Agreement of Pool II Holdco.

(c)	Schedule I of the Loan Agreement is hereby amended by adding the following definitions:

“Note A-1-A” shall mean that certain Promissory Note A-1-A, dated October 28, 2015, in the stated principal amount of Forty-Eight Million and No/100 Dollars ($48,000,000.00), executed and delivered by Borrower to Ladder Capital Finance III LLC - Series 97 – TRS – Equity Inns Portfolio, a segregated series of Ladder Capital Finance III LLC, as such note may hereafter be amended, restated, replaced, supplemented, increased, extended or otherwise modified in accordance with the Loan Agreement and Note A-1-A.
“Note A-1-B” shall mean that certain Promissory Note A-1-B, dated October 28, 2015, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00), executed and delivered by Borrower to Ladder Capital Finance III LLC - Series 97 – TRS – Equity Inns Portfolio, a segregated series of Ladder Capital Finance III LLC, as such note may hereafter be amended, restated, replaced, supplemented, increased, extended or otherwise modified in accordance with the Loan Agreement and Note A-1-B.
“Note A-2-A” shall mean that certain Promissory Note A-2-A, dated October 28, 2015, in the stated principal amount of Thirty Million and No/100 Dollars ($30,000,000.00), executed and delivered by Borrower to Ladder Capital Finance III LLC - Series 97 – TRS – Equity Inns Portfolio, a segregated series of Ladder Capital Finance III LLC, as such note may hereafter be amended, restated, replaced, supplemented, increased, extended or otherwise modified in accordance with the Loan Agreement and Note A-2-A.
“Note A-2-B” shall mean that certain Promissory Note A-2-B, dated October 28, 2015, in the stated principal amount of Nine Million Six Hundred Thousand and No/100 Dollars ($9,600,000.00), executed and delivered by Borrower to Ladder Capital Finance III LLC - Series 97 – TRS – Equity Inns Portfolio, a segregated series of Ladder Capital Finance III LLC, as such note may hereafter be amended, restated, replaced, supplemented, increased, extended or otherwise modified in accordance with the Loan Agreement and Note A-2-B.
“Note A-4-A” shall mean that certain Promissory Note A-4-A, dated October 28, 2015, in the stated principal amount of Thirty-Two Million and No/100 Dollars ($32,000,000.00), executed and delivered by Borrower to GACC, as such note may hereafter be amended, restated, replaced, supplemented, increased, extended or otherwise modified in accordance with the Loan Agreement and Note A-4-A.
“Note A-4-B” shall mean that certain Promissory Note A-4-B, dated October 28, 2015, in the stated principal amount of Eight Million and No/100 Dollars ($8,000,000.00), executed and delivered by Borrower to GACC, as such note may hereafter be amended, restated, replaced, supplemented, increased, extended or otherwise modified in accordance with the Loan Agreement and Note A-4-B.

(d)	Following Lender’s receipt of written evidence of the Pool I Servicer Consent and the final executed copies of the Pool II Holdco Operating Agreement and Pool I Holdco

Operating Agreement, Schedule I of the Loan Agreement shall be amended by adding the following definitions:
“Extended QCR Redemption Date” shall mean, following Pool II Common Equity Investors’ exercise of the QCR Extension Option in respect of any particular Qualified Capital Raise, the date on which the Pool II Common Equity Investors are required to pay the QCR Redemption Amount associated with such Qualified Capital Raise to Pool II Holdco pursuant to Section 8.2(d) of the Pool II Holdco Operating Agreement.
“Loan Agreement Amendment” shall mean that certain First Amendment to Loan Agreement, Note Splitter and Loan Modification Agreement, dated as of October 28, 2015, between Borrower and Lenders.
“Pool I Holdco Operating Agreement Amendment” shall mean an amendment of the Pool I Holdco Operating Agreement substantially in the form attached to the Loan Agreement Amendment as Exhibit B.
“Pool II Holdco Operating Agreement Amendment” shall mean an amendment of the Pool II Holdco Operating Agreement substantially in the form attached to the Loan Agreement Amendment as Exhibit A.
“QCR Extension Option” shall mean a certain option identified in Section 8.2(d) of the Pool II Holdco Operating Agreement available to the Pool II Common Equity Investors by which the Pool II Common Equity Investors may extend the date by which the Pool II Common Equity Investors are required to contribute the QCR Redemption Amount to Pool II Holdco.

(e)
Following Lender’s receipt of written evidence of the Pool I Servicer Consent and the final executed copies of the Pool II Holdco Operating Agreement and Pool I Holdco Operating Agreement, Article 12 shall be deleted and replaced in its entirety with the following:

Article 12: MANDATORY DE-LEVERAGING OF PROPERTIES

Section 12.1    Application of QCR Redemption Amounts. In the event of the occurrence of any Qualified Capital Raise during any calendar month, the Pool II Common Equity Investors shall cause an amount equal to the QCR Redemption Amount for such Qualified Capital Raise (together with an accounting of all Qualified Capital Raises that occurred during such month) to be contributed by the Pool II Common Equity Investors to Pool II Holdco by no later than (x) the fifth (5th) day of the next calendar month (or the next Business Day if such 5th day is not a Business Day) or (y) following any exercise of the QCR Extension Option, for the period relating to such QCR Extension Option, the Extended QCR Redemption Date. Immediately thereafter, provided that no Event of Default has occurred and is then continuing, Pool II Holdco shall distribute such amount as provided in Section 8.4 of the Pool II Holdco Operating Agreement.

Section 12.2    Pro-Rata De-Leveraging With Pool I. Without limiting Section 12.1, concurrently with the occurrence of any Qualified Pool I De-Leveraging, Pool II Holdco shall distribute to the Preferred Equity Investor an amount equal to twenty eight and 74/100 percent (28.74%) of the amount of the Qualified Pool I De-Leveraging, but only to the extent that the following conditions are satisfied:
(a)No Event of Default has occurred and is continuing.
(b)The source of capital for the Qualified Pool I De-Leveraging was a contribution of capital to Pool I Holdco, and the direct or indirect source of such capital contribution was a Qualified Capital Raise.
Section 12.3    Prohibition on Amendments Impacting Mandatory De-Leveraging. Without Lender’s prior written consent:
(a)Neither the parties to the Pool I Holdco Operating Agreement nor their Affiliates shall amend, waive any rights relating to, or enter into any new agreements pertaining to any of the following: (i) Article 8 of the Pool I Holdco Operating Agreement (or any definitions relating thereto), or (ii) any other term or condition of the Pool I Holdco Operating Agreement to the extent that such amendment could impact the distribution of proceeds of a Qualified Capital Raise to the Preferred Equity Investors or Pool I Preferred Equity Investors.
(b)Neither the parties to the Pool II Holdco Operating Agreement nor their Affiliates shall amend, waive any rights relating to, or enter into any new agreements pertaining to any of the following: (i) Article 8 of the Pool II Holdco Operating Agreement (or any definitions relating thereto), or (ii) any other term or condition of the Pool II Holdco Operating Agreement to the extent that such amendment could impact the distribution of proceeds of a Qualified Capital Raise to the Preferred Equity Investors or Pool I Preferred Equity Investors.
Section 12.4    Reporting.
(a)Borrower shall deliver to Lender monthly, on or prior to (x) the fifth (5th) day of each calendar month (or the next Business Day if such 5th day is not a Business Day) or (y) following any exercise of a QCR Extension Option, for the period relating to such QCR Extension Option, the Extended QCR Redemption Date:
(i)    An accounting of all Qualified Capital Raises that occurred during the prior month and the QCR Redemption Amount for each such Qualified Capital Raise.

(ii)    Evidence, in reasonable detail, confirming that the contributions and distributions required by Section 12.1 hereof occurred.
(iii)    An accounting of any Qualified Pool I De-Leveraging that occurred during the prior month.
(iv)    Evidence, in reasonable detail, confirming that the distributions required by Section 12.2 hereof occurred.
(b)Borrower shall deliver to Lender written notice, accompanied by reasonable detail, of the occurrence of any of the following within three (3) Business Days after such occurrence:
(i)    Any amendment to the Pool I Holdco Operating Agreement or any waiver of any material right thereunder.
(ii)    Any amendment to the Pool II Holdco Operating Agreement or any waiver of any material right thereunder.
(iii)     Any new agreement or amendment to an existing agreement to which Borrower, any party to the Pool I Holdco Operating Agreement, or Pool II Holdco Operating Agreement, or any of their Affiliates is a party, to the extent that such new agreement or amendment could impact the distribution of proceeds of a Qualified Capital Raise to the Preferred Equity Investors or Pool I Preferred Equity Investors.
(iv)    An accounting of any Qualified Pool I De-Leveraging.
(v)     Any exercise of the QCR Extension Option.
Section 12.5    Expiration. This Article 12 shall be of no further force or effect following a Permitted Common Equity Buyout Event.

4.
Delivery of Copies of Relevant Documents. Borrower shall deliver to Lender, within three (3) days of Borrower’s or any of its Affiliates’ receipt thereof, (a) the fully executed Pool II Holdco Operating Agreement Amendment, (b) the fully executed Pool I Holdco Operating Agreement Amendment, and (c) a copy of the Pool I Servicer Consent.

5.
Lender Consent. Pursuant to Section 12.3 of the Loan Agreement, Lender hereby consents to the execution of the Pool II Holdco Operating Agreement Amendment and the Pool I Holdco Operating Agreement Amendment.

6.	Power and Authority. Each Borrower represents and warrants to Lender that it has all necessary power and authority to execute, deliver and perform the terms and provisions of this Agreement and that it has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

7.
References to the Note. All references in any of the Loan Documents from and after the date hereof to the term “Note” shall mean the Note, as that defined term contained in Schedule I of the Loan Agreement has been amended on the date hereof pursuant to this Agreement.

8.	References to and Effect on the Loan Agreement. Upon the effectiveness of this Agreement, on and after the date hereof:

(a)
Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended hereby. This Agreement shall be a Loan Document and each reference in the Loan Agreement to a Loan Document shall also mean and include a reference to this Agreement.

(b)
The Loan Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as expressly contemplated herein, each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)
The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

9.	Representations and Warranties; No Offsets or Defenses. Each Borrower hereby represents, warrants, acknowledges and agrees that:

(a)	The Loan Agreement, as modified by this Agreement, is in full force and effect.

(b)	The Outstanding Principal Balance of the Note is $232,000,000.00.

(c)
The outstanding Obligations, constitute the valid and binding obligations of such Borrower in accordance with the terms of the Loan Documents, as modified by this Agreement, without, as of the date hereof, any offset, defense, claim or counterclaim of any nature whatsoever.

(d)	No Borrower has modified, amended, waived or terminated its organization documents subsequent to the Closing Date.

(e)	Borrower has obtained Preferred Equity Investor’s consent to this Agreement and the terms and provisions contained herein.

10.
Third Party Beneficiary. To the extent Lender’s consent is required for Preferred Equity Investor to enter into the Pool II Holdco Operating Agreement Amendment pursuant to any Loan Document, including, without limitation, Section 7(b) of the Recognition Agreement, Preferred Equity Investor shall be a third-party beneficiary of this Agreement and may rely on Section 5 hereof as evidence of such consent.

11.
No Waiver. Except as specifically set forth herein, the execution of this Agreement by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Agreement, the Note, any of the other Loan Documents nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan.

12.	Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of each Borrower and Lender and their respective successors and assigns.

13.
No Oral Change. This Agreement and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Lender or Borrowers, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

14.
Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement may be used interchangeably in singular or plural form. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

15.
Inapplicable Provisions. If any term, covenant or condition of this Agreement or the application thereof to any entity, person or circumstance is held to be invalid, illegal or unenforceable in any respect, the remainder of this Agreement and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

16.	Captions. The paragraph and section headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement for any purpose.

17.	Duplicate Originals. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

18.
Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

19.
Choice of Law. The provisions of this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without regard to principles of conflict of laws).

20.	Recitals. The recitals hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

21.
Guarantor Ratification. By its signature on the attached Consent, Ratification and Confirmation by Guarantor (the “Guarantor Confirmation”), Guarantor hereby consents to this Agreement and the splitting of (a) the Note A-1 into Note A-1-A and Note A-1-B, (b) the Note A-2 into Note A-2-A and Note A-2-B, and (c) the Note A-4 into Note A-4-A and Note A-4-B, and ratifies and confirms all of the terms and provisions set forth in the Guaranty (as such term is defined in the Guarantor Confirmation) and agrees that its liability thereunder continues without impairment or limitation by reason of this Agreement and the splitting of the Note A-1, the Note

A-2, and the Note A-4. An executed copy of the Guarantor Confirmation sent by facsimile or electronic mail may be relied upon by all parties and third parties in the same manner and with the same force and effect as an original.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan Agreement, Note Splitter and Loan Modification Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written, intending the same to take effect as a sealed instrument.
BORROWER:

ARC HOSPITALITY PORTFOLIO II OWNER, LLC, a Delaware limited liability company

By:    ___/s/ Paul C. Hughes________________________
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY PORTFOLIO II TRS, LLC,
a Delaware limited liability company

By:     ___/s/ Paul C. Hughes_____________________
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY PORTFOLIO II MISC TRS, LLC, a Delaware limited liability company

By:     ___/s/ Paul C. Hughes_____________________
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY PORTFOLIO II HIL TRS, LLC, a Delaware limited liability company

By:     ___/s/ Paul C. Hughes_____________________
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY STRATFORD, LLC,
a Delaware limited liability company

By:     ___/s/ Paul C. Hughes_____________________
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY TRS STRATFORD, LLC,
a Delaware limited liability company

By:     ___/s/ Paul C. Hughes_____________________
Name: Paul C. Hughes
Title: Authorized Signatory

ARC HOSPITALITY PORTFOLIO II NTC OWNER, LP, a Delaware limited partnership

By:     ARC Hospitality Portfolio II NTC Owner GP, LLC,     its general partner

By:     ___/s/ Paul C. Hughes_________________
     Name: Paul C. Hughes
     Title: Authorized Signatory

ARC HOSPITALITY PORTFOLIO II NTC HIL TRS, LP, a Delaware limited partnership

By: ARC Hospitality Portfolio II NTC TRS GP, LLC,     its general partner

By:    ___/s/ Paul C. Hughes__________________
    Name: Paul C. Hughes
    Title: Authorized Signatory

ARC HOSPITALITY PORTFOLIO II NTC TRS, LP,
a Delaware limited partnership

By:    ARC Hospitality Portfolio II NTC TRS GP, LLC,     its general partner

By:    ___/s/ Paul C. Hughes__________________
    Name: Paul C. Hughes
    Title: Authorized Signatory

LENDER:
LADDER CAPITAL FINANCE III LLC - SERIES 97 – TRS – EQUITY INNS PORTFOLIO
By:    __/s/ Mark Ableman ______________________
Name: Mark Ableman
Title:    Managing Director

GERMAN AMERICAN CAPITAL
CORPORATION, a Maryland corporation

By:    __/s/ Eugene Kim ______________________
Name:    Eugene Kim
Title:    Vice President

By:    ____/s/ Lisa Paterson _____________________
Name: Lisa Paterson
Title:    Director

CONSENT, RATIFICATION AND CONFIRMATION BY GUARANTOR
The undersigned, as guarantor under that certain Guaranty of Recourse Obligations, dated as of October 6, 2015, given by the undersigned to Ladder Capital Finance LLC and GACC (the “Recourse Guaranty”), and (ii) that certain Environmental Indemnity Agreement, dated as of October 6, 2015, given by the undersigned and Borrower to Ladder Capital Finance LLC and GACC (the “Environmental Indemnity”; the Environmental Indemnity, together with the Recourse Guaranty are hereinafter collectively referred to as, the “Guaranty”), hereby ratifies and confirms, on this 28th day of October, 2015, that the Guaranty is in full force and effect and the Guaranty’s effectiveness with respect to the Loan Documents (as such Loan Documents have been modified by the foregoing First Amendment to Loan Agreement, Note Splitter and Loan Modification Agreement) shall not be affected by the entry into the foregoing First Amendment to Loan Agreement, Note Splitter and Loan Modification Agreement.

[SIGNATURE ON FOLLOWING PAGE]

GUARANTOR:

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation

By:    ____________________________________ (Seal)
Name:
Title:

SCHEDULE I

BORROWERS

Borrower Name	Organization type	State of Formation	Organizational ID
ARC Hospitality Portfolio II Owner, LLC	Limited liability company	Delaware	5573787
ARC Hospitality Portfolio II TRS, LLC	Limited liability company	Delaware	5573795
ARC Hospitality Portfolio II MISC TRS, LLC	Limited liability company	Delaware	5602002
ARC Hospitality Portfolio II HIL TRS, LLC	Limited liability company	Delaware	5601971
ARC Hospitality Stratford, LLC	Limited liability company	Delaware	5461941
ARC Hospitality TRS Stratford, LLC	Limited liability company	Delaware	5461963
ARC Hospitality Portfolio II NTC Owner, LP	Limited partnership	Delaware	5573903
ARC Hospitality Portfolio II NTC HIL TRS, LP	Limited partnership	Delaware	5601952
ARC Hospitality Portfolio II NTC TRS, LP	Limited partnership	Delaware	5573911

EXHIBIT A
Form of Pool II Holdco Operating Agreement Amendment
Article 13:
OF
ARC HOSPITALITY PORTFOLIO II HOLDCO, LLC
a Delaware limited liability company
This Second Amendment to Amended and Restated Limited Liability Company Agreement of ARC HOSPITALITY PORTFOLIO II HOLDCO, LLC, a Delaware limited liability company (this “Amendment”), is made as of the [___] day of October, 2015 (the “Effective Date”), by and among AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO MEMBER, LP, a Delaware limited partnership (the “Class B Member”), W2007 EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership, and W2007 EQUITY INNS TRUST, a Maryland trust (collectively, the “Class A Member”), and WILLIAM G. POPEO (the “Special Member”). The Class A Member and the Class B Member are individually referred to as a “Member” and collectively as the “Members”.
RECITALS
A.    The Members and Special Member are parties to that certain Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio II Holdco, LLC dated as of February 27, 2015, as amended by that certain First Amendment to Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio II Holdco, LLC dated as of October 6, 2015 (as amended, the “Existing LLC Agreement”) regarding ARC Hospitality Portfolio II Holdco, LLC, a Delaware limited liability company (the “Company”),
B.    The Members and Special Member, constituting all of the members of the Company, desire to amend the Existing LLC Agreement in certain respects as set forth in this Amendment, and
C.     Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Existing LLC Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:
1.Modification of Definitions. Section 1.1 of the Existing LLC Agreement is hereby amended as follows:

a.	The definition of “Barcelo Note” is hereby deleted in its entirety.

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b.	The definition of “QCR Redemption Amount” is hereby deleted in its entirety and replaced with the following:
““QCR Redemption Amount” means, with respect to each Qualified Capital Raise, (a) other than for Qualified Capital Raises in respect of which a Section 8.2(d) Notice has been delivered, seven and eighty-one hundredths percent (7.81%) of the gross amount of proceeds received by the issuer from such Qualified Capital Raise and (b) for any Qualified Capital Raise in respect of which a Section 8.2(d) Notice has been delivered, eight and ninety-three hundredths percent (8.93%) of the gross amount of proceeds received by the issuer from such Qualified Capital Raise; provided, however, that in no event shall the aggregate QCR Redemption Amounts payable to the Class A Member exceed $78,120,000 during any twelve-month period.”

c.	The following definition is added to the Existing LLC Agreement in the correct alphabetical order:
““Section 8.2(d) Notice” has the meaning set forth in Section 8.2(d).”
2.QCR Redemption Amount Modification. Section 8.2(c) of the Existing LLC Agreement is hereby deleted in its entirety and replaced with the following:
“(c)    Subject to the terms of Section 8.2(d) below, in the event of the occurrence of any Qualified Capital Raise during any calendar month, the Class B Member shall cause an amount equal to the QCR Redemption Amount for such Qualified Capital Raise (together with an accounting of all Qualified Capital Raises that occurred during such month) to be contributed to the Company by no later than the fifth (5th) day of the next calendar month (or the next Business Day if such 5th day is not a Business Day) and the Company shall immediately distribute such amount as provided in Section 8.4.
(d)    If on or before December 1, 2015, the Class B Member provides written notice to the Class A Member that the Class B Member desires to elect to contribute QCR Redemption Amounts pursuant to the terms of this Section 8.2(d) (a “Section 8.2(d) Notice”), then in the event of the occurrence of any Qualified Capital Raise during the months of November 2015, December 2015, January 2016 or February 2016, the Class B Member shall cause an amount equal to the QCR Redemption Amount for such Qualified Capital Raise (together with an accounting of all Qualified Capital Raises that occurred during such month) to be contributed to the Company by no later than the tenth (10th) Business Day following the fifth (5th) day of the next calendar month and the Company shall immediately distribute such amount as provided in Section 8.4. For the avoidance of doubt, unless Class B Member delivers a Section 8.2(d) Notice to Class A Member on or before December 1, 2015, QCR Redemption Amounts for Qualified Capital Raises occurring during the months of November 2015, December 2015, January 2016 and February 2016 shall continue to be governed by the terms of Section 8.2(c).”

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3.Ratification; Miscellaneous. Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the Existing LLC Agreement (as so amended, the “LLC Agreement”), and except as amended hereby the Existing LLC Agreement is confirmed in all respects and remains in full force and effect. The LLC Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or agreements relating thereto, whether written or oral. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the parties hereto. The parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. For the avoidance of doubt, terms and phrases such as the “Effective Date”, “the date hereof” or similar, as used in the LLC Agreement shall continue to mean, or refer to, as applicable, February 27, 2015, except to the extent otherwise expressly set forth in this Amendment.

4.	Headings and Captions. All headings and captions contained in this Amendment are inserted for convenience only and shall not be deemed a part of this Amendment.

5.	Counterparts. THIS AMENDMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS, EACH OF WHICH SHALL CONSTITUTE AN ORIGINAL AND ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL CONSTITUTE ONE AGREEMENT.

6.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
CLASS B MEMBER:
AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO MEMBER, LP

By:	American Realty Capital Hospitality Portfolio Member GP, LLC, its general partner

By:	__________________________
Name:
Title:

[Signatures continue on next page]

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CLASS A MEMBER:
W2007 EQUITY INNS PARTNERSHIP, L.P.

By:    W2007 Grace Acquisition I, Inc.,
its general partner

By:    ___________________________
    Name:
    Title:

W2007 EQUITY INNS TRUST

By:    ___________________________
Name:
Title:

[Signatures continue on next page]

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CONSENT OF GUARANTORS
Each of the undersigned does hereby (i) consent to the execution, delivery and performance of the within and foregoing Amendment, (ii) consent to the terms and execution thereof, (iii) confirm the continuing effect of such Guarantor’s guarantee after giving effect to the foregoing Amendment and acknowledge that such Amendment increases the potential liability of such Guarantor under its respective Guaranty with respect to QCR Redemption Amounts, and such increase in potential liability shall not impair such Guarantor’s obligations under its Guaranty and (iv) acknowledge that the Class A Member may amend, restate, extend, renew or otherwise modify the LLC Agreement and any obligations or agreements of the Company or the Class B Member, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned.
IN WITNESS WHEREOF, each of the undersigned has executed this Consent of Guarantors as of the day and year first above set forth in the Amendment.
AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P.
By:      American Realty Capital Hospitality Trust, Inc., its general partner

            By: ________________________

                  Name:

                  Title:
AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

By:	Name: Title:

[Nicholas S. Schorsch]

6

[William M. Kahane]

[Edward M. Weil, Jr.]

[Peter M. Budko]

7

EXHIBIT B
Form of Pool I Holdco Operating Agreement Amendment
Article 14:
FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
ARC HOSPITALITY PORTFOLIO I HOLDCO, LLC
a Delaware limited liability company
This First Amendment to Amended and Restated Limited Liability Company Agreement of ARC HOSPITALITY PORTFOLIO I HOLDCO, LLC, a Delaware limited liability company (this “Amendment”), is made as of the [___] day of October, 2015 (the “Effective Date”), by and among AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO MEMBER, LP, a Delaware limited partnership (the “Class B Member”), W2007 EQUITY INNS SENIOR MEZZ, LLC, a Delaware limited liability company (the “Class A Member”), and WILLIAM G. POPEO (the “Special Member”). The Class A Member and the Class B Member are individually referred to as a “Member” and collectively as the “Members”.
RECITALS
A.    The Members and Special Member are parties to that certain Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio I Holdco, LLC dated as of February 27, 2015 (the “Existing LLC Agreement”) regarding ARC Hospitality Portfolio I Holdco, LLC, a Delaware limited liability company (the “Company”),
B.    The Members and Special Member, constituting all of the members of the Company, desire to amend the Existing LLC Agreement in certain respects as set forth in this Amendment, and
C.     Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Existing LLC Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:
7.Modification of Definitions. Section 1.1 of the Existing LLC Agreement is hereby amended as follows:

a.	The definition of “Barcelo Note” is hereby deleted in its entirety.

1

b.	The definition of “QCR Redemption Amount” is hereby deleted in its entirety and replaced with the following:
““QCR Redemption Amount” means, with respect to each Qualified Capital Raise, (a) other than for Qualified Capital Raises in respect of which a Section 8.2(d) Notice has been delivered, twenty-seven and nineteen hundredths percent (27.19%) of the gross amount of proceeds received by the issuer from such Qualified Capital Raise and (b) for any Qualified Capital Raise in respect of which a Section 8.2(d) Notice has been delivered, thirty-one and seven hundredths percent (31.07%) of the gross amount of proceeds received by the issuer from such Qualified Capital Raise; provided, however, that in no event shall the aggregate QCR Redemption Amounts payable to the Class A Member exceed $271,880,000 during any twelve-month period.”

c.	The following definition is added to the Existing LLC Agreement in the correct alphabetical order:
““Section 8.2(d) Notice” has the meaning set forth in Section 8.2(d).”
8.QCR Redemption Amount Modification. Section 8.2(c) of the Existing LLC Agreement is hereby deleted in its entirety and replaced with the following:
“(c)    Subject to the terms of Section 8.2(d) below, in the event of the occurrence of any Qualified Capital Raise during any calendar month, the Class B Member shall cause an amount equal to the QCR Redemption Amount for such Qualified Capital Raise (together with an accounting of all Qualified Capital Raises that occurred during such month) to be contributed to the Company by no later than the fifth (5th) day of the next calendar month (or the next Business Day if such 5th day is not a Business Day) and the Company shall immediately distribute such amount as provided in Section 8.4.
(d)    If on or before December 1, 2015, the Class B Member provides written notice to the Class A Member that the Class B Member desires to elect to contribute QCR Redemption Amounts pursuant to the terms of this Section 8.2(d) (a “Section 8.2(d) Notice”), then in the event of the occurrence of any Qualified Capital Raise during the months of November 2015, December 2015, January 2016 or February 2016, the Class B Member shall cause an amount equal to the QCR Redemption Amount for such Qualified Capital Raise (together with an accounting of all Qualified Capital Raises that occurred during such month) to be contributed to the Company by no later than the tenth (10th) Business Day following the fifth (5th) day of the next calendar month and the Company shall immediately distribute such amount as provided in Section 8.4. For the avoidance of doubt, unless Class B Member delivers a Section 8.2(d) Notice to Class A Member on or before December 1, 2015, QCR Redemption Amounts for Qualified Capital Raises occurring during the months of November 2015, December 2015, January 2016 and February 2016 shall continue to be governed by the terms of Section 8.2(c).”

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9.Ratification; Miscellaneous. Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the Existing LLC Agreement (as so amended, the “LLC Agreement”), and except as amended hereby the Existing LLC Agreement is confirmed in all respects and remains in full force and effect. The LLC Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or agreements relating thereto, whether written or oral. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the parties hereto. The parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. For the avoidance of doubt, terms and phrases such as the “Effective Date”, “the date hereof” or similar, as used in the LLC Agreement shall continue to mean, or refer to, as applicable, February 27, 2015, except to the extent otherwise expressly set forth in this Amendment.

10.	Headings and Captions. All headings and captions contained in this Amendment are inserted for convenience only and shall not be deemed a part of this Amendment.

11.	Counterparts. THIS AMENDMENT MAY BE EXECUTED IN TWO OR MORE COUNTERPARTS, EACH OF WHICH SHALL CONSTITUTE AN ORIGINAL AND ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL CONSTITUTE ONE AGREEMENT.

12.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
CLASS B MEMBER:
AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO MEMBER, LP

By:	American Realty Capital Hospitality Portfolio Member GP, LLC, its general partner

By:	__________________________
Name:
Title:

[Signatures continue on next page]

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CLASS A MEMBER:
W2007 EQUITY INNS SENIOR MEZZ, LLC

By:    ___________________________
    Name:
    Title:
[Signatures continue on next page]

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CONSENT OF GUARANTORS
Each of the undersigned does hereby (i) consent to the execution, delivery and performance of the within and foregoing Amendment, (ii) consent to the terms and execution thereof, (iii) confirm the continuing effect of such Guarantor’s guarantee after giving effect to the foregoing Amendment and acknowledge that such Amendment increases the potential liability of such Guarantor under its respective Guaranty with respect to QCR Redemption Amounts, and such increase in potential liability shall not impair such Guarantor’s obligations under its Guaranty and (iv) acknowledge that the Class A Member may amend, restate, extend, renew or otherwise modify the LLC Agreement and any obligations or agreements of the Company or the Class B Member, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned.
IN WITNESS WHEREOF, each of the undersigned has executed this Consent of Guarantors as of the day and year first above set forth in the Amendment.
AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P.
By:      American Realty Capital Hospitality Trust, Inc., its general partner

            By: ________________________

                  Name:

                  Title:
AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

By:	Name: Title:

[Nicholas S. Schorsch]

6

[William M. Kahane]

[Edward M. Weil, Jr.]

[Peter M. Budko]

7

EXHIBIT C
PROMISSORY NOTE (NOTE A-1-A)
(ATTACHED HERETO)

Exhibit C - 1

EXHIBIT D
PROMISSORY NOTE (NOTE A-1-B)
(ATTACHED HERETO)

Exhibit D - 1

EXHIBIT E
PROMISSORY NOTE (NOTE A-2-A)
(ATTACHED HERETO)

Exhibit E - 1

EXHIBIT F
PROMISSORY NOTE (NOTE A-2-B)
(ATTACHED HERETO)

Exhibit F - 1

EXHIBIT G
PROMISSORY NOTE (NOTE A-4-A)
(ATTACHED HERETO)

Exhibit G - 1

EXHIBIT H
PROMISSORY NOTE (NOTE A-4-B)
(ATTACHED HERETO)

Exhibit H - 1